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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                  ----------


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  September 24, 1996



                         ADC TELECOMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)



          Minnesota                   0-1424                 41-0743912
(State or other jurisdiction of (Commission File No.)     (I.R.S. Employer
incorporation or organization)                          Identification No.)



   12501 Whitewater Drive, Minnetonka, Minnesota       55343
      (Address of principal executive offices)       (Zip Code)



     Registrant's telephone number, including area code     (612) 938-8080



                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.   Other Events

       On September 24, 1996, the board of directors of ADC Telecommunications, Inc. (the "Company") declared a two-for-one common stock split, in the form of a one-hundred percent (100%) stock dividend, payable October 31, 1996 to shareholders of record on October 15, 1996. Exhibit 99.1 to this Current Report on Form 8-K sets forth the Company's news release dated September 24, 1996 with respect to the stock split.


Item 7.   Financial Statements and Exhibits

          (c) Exhibits

          99.1    News release dated September 24, 1996.


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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:   October 7, 1996           ADC TELECOMMUNICATIONS, INC.




                                  By:   /s/  David F. Fisher
                                      David F. Fisher
                                      Vice President, Secretary and
                                      General Counsel


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                                 EXHIBIT INDEX



Exhibit Number           Description
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     99.1                News release dated September 24, 1996.





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